Vessel Charters (Tables)	6 Months Ended
Jun. 30, 2013
Leases [Abstract]
Schedule of Estimated Minimum Hire Payments

the additional minimum estimated charter hire payments for the remainder of the year and the next four fiscal years, as at June 30, 2013, for the Company’s chartered-in and chartered-out vessels were as follows:

	Remainder
	of 2013	2014	2015	2016	2017
	(in millions of U.S. dollars)
Charters-in—operating leases	42.7	40.7	15.9	9.1	9.1
Charters-in—capital leases (1)	81.5	60.0	31.8	31.7	55.0

	124.2	100.7	47.7	40.8	64.1

Charters-out—operating leases (2)	535.8	1,226.8	1,175.8	1,089.0	1,106.9
Charters-out—direct financing leases	25.0	48.7	47.8	48.0	42.9

	560.8	1,275.5	1,223.6	1,137.0	1,149.8

(1)	As at June 30, 2013 and December 31, 2012, the Company had $475.4 million and $475.5 million of restricted cash, respectively, which, including any interest earned on such amounts, is restricted to being used for charter hire payments of certain vessels chartered-in under capital leases. The Company also maintains restricted cash deposits relating to certain term loans and other obligations, which totaled $57.7 million and $58.3 million as at June 30, 2013 and December 31, 2012, respectively.
(2)	The minimum scheduled future operating lease revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after June 30, 2013, revenue from unexercised option periods of contracts that existed on June 30, 2013 or variable or contingent revenues. In addition, minimum scheduled future operating lease revenues presented in the table have been reduced by estimated off-hire time for any period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.